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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 2, 1997



                              COVENTRY CORPORATION
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             (Exact name of registrant as specified in its charter)


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
                  Tennessee                                  0-19147                   62-1297579
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(State or other jurisdiction of incorporation)       (Commission File Number)        (I.R.S. Employer
                                                                                    Identification No.)
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  53 Century Boulevard, Suite 250, Nashville, TN                  37214
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     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (615) 391-2440



                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5.   Other Events
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     On April 2, 1997, Coventry Corporation (the "Company") entered into that certain Securities Purchase Agreement with Warburg, Pincus Ventures, L.P. and Franklin Capital Associates, L.P., a copy of which, together with the schedules and exhibits thereto, is attached hereto as Exhibit 10.

     On April 14, 1997, the Company filed articles and a certificate of merger to change the state of its incorporation from Delaware to Tennessee by merging with and into a wholly-owned subsidiary of the Company created solely for such purpose. In connection with this migratory merger, the Company increased the number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from a total of 50,000,000 shares to a total of 100,000,000 shares. A copy of the Agreement and Plan of Merger and the Charter and By-laws of Coventry Corporation, a Tennessee corporation (the "Surviving Company"), are attached hereto as Exhibits 3, 3(i) and 3(ii), respectively.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COVENTRY CORPORATION


Date: April 14, 1997            By: /s/ Shirley R. Smith
                                    --------------------------------------------
                                    Shirley R. Smith
                                    Vice President and Corporate General Counsel









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                                  EXHIBIT INDEX


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
   No.                                    Exhibit
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
   10 Securities Purchase Agreement, dated April 2, 1997, by and among Coventry Corporation, Warburg, Pincus Ventures, L.P. and Franklin General Associates III, L.P., together with Exhibit A, Exhibit B, Exhibit C, Schedule I, Schedule 2.1,
                   Schedule 7.14, and Schedule 12.14 thereto

    3 Agreement and Plan of Merger, dated April 14, 1997, by and between Coventry Corporation, a Delaware corporation (the "Merging Corporation"), and Coventry Corporation, a Tennessee corporation (the "Surviving Corporation")

    3(i) The Charter of Coventry Corporation, a Tennessee corporation, dated April 14, 1997

    3(ii) The By-laws of Coventry Corporation, a Tennessee corporation, effective as of April 14, 1997

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